Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:  Richard F. Bennett
          President and Chief Executive Officer
          (315) 287-2600


                       GOUVERNEUR BANCORP, INC. ANNOUNCES
               PLAN TO TERMINATE REGISTRATION OF ITS COMMON STOCK

         GOUVERNEUR, NEW YORK, June 30, 2008 -- Gouverneur Bancorp, Inc. (AMEX:
GOV) (the "Company"), the holding company for Gouverneur Savings and Loan Association (the "Bank"), today announced that its Board of Directors has approved a 1-for-100 reverse stock split that will allow the Company to terminate the registration of its common stock with the Securities and Exchange Commission and result in the delisting of the Company's shares on the American Stock Exchange. The reverse stock split, which will be effected at the record shareholder level, will be immediately followed by a 100-for-1 forward stock split so that shareholders holding 100 or more shares will not be affected by the transaction. In connection with the reverse and forward stock splits, the Company intends to file certificates of amendment to its Charter, and the effective times for the reverse and forward stock splits will be the effective times of such certificates of amendment.

         Under the terms of the proposed transaction, each 100 shares of the Company's common stock will be converted into one share of common stock. Shareholders of record owning fewer than 100 shares of the Company's common stock will be entitled to receive, in lieu of fractional shares, $10.00 in cash for each pre-reverse stock split share held at the effective time of the reverse stock split. Keller & Company, Inc. has provided the Company's Board of Directors with a fairness opinion dated June 25, 2008 that the $10.00 cash consideration for each pre-reverse stock split share is fair from a financial point of view to shareholders of the Company. The closing price of the Company's common stock on June 27, 2008, the last trading day prior to the announcement of the proposed transaction, was $8.06.

         The proposed transaction is anticipated to reduce the number of Company shareholders of record to fewer than 300, which will allow the Company to deregister its common stock and suspend its reporting obligations under the federal securities laws. In addition, the common stock of the Company will be de-listed from the American Stock Exchange, although the Company anticipates that its common stock will be quoted on the OTC Bulletin Board or in the pink sheets, to the extent market makers continue to make a market in its shares. Commenting on the proposed transaction, Richard F. Bennett, President and Chief Executive Officer of the Company, said "It is becoming increasingly expensive to be an SEC reporting company. Following careful consideration of the advantages and disadvantages of being a reporting company and the high costs and demands on management time arising from compliance with the many Securities and Exchange Commission and Sarbanes-Oxley Act requirements, we believe deregistration will be a significant benefit to the Company by reducing expenses and permitting management to devote its full time and efforts to operating the Bank."

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         The split transaction is being effected at the record shareholder level. This means that the Company will look at the number of shares registered in the name of a single holder to determine if that holder's shares will be cashed out. Because it is likely that any nominee (including nominees in whose name brokers or banks hold their customers' shares) will hold more than 100 shares in the aggregate, it is expected that all "street name" holders will remain continuing shareholders. Shareholders who hold their shares in street name should talk to their broker to determine how the split transaction will affect them.

         The proposed split transaction is subject to a regulatory notice filing as well as the approval of the Company's shareholders. Shareholders will be asked to approve the split transaction at a special meeting of shareholders, currently expected to be held in September 2008. Subject to regulatory clearance of the Company's filings relating to the split transaction and subject to shareholder approval, it is anticipated that the proposed transaction will become effective during the third or fourth quarter of the 2008 calendar year, at which time the Company will terminate the registration of its common stock with the Securities and Exchange Commission and de-list its common stock from the American Stock Exchange.

About the Company

         The Company, which is headquartered in Gouverneur, New York, is the holding company for Gouverneur Savings and Loan Association. Founded in 1892, the Bank is a federally chartered savings and loan association offering a variety of banking products and services to individuals and businesses in its primary market area in southern St. Lawrence and northern Lewis and Jefferson Counties in New York State.

Additional Information and Where to Find It

         This press release is only a description of the proposed transaction and is not an offer to acquire or issue any shares of common stock. In connection with the proposed transaction, the Company intends to file a preliminary proxy statement and Schedule 13E-3 with the Securities and Exchange Commission outlining the transaction and containing other important information. We advise all shareholders to read the definitive proxy statement when it is available. Shareholders may obtain a free copy of the definitive proxy statement and Schedule 13E-3, subsequent to filing, at the SEC's web site at www.sec.gov. The Company will also mail a copy of the definitive proxy statement prior to the special meeting to its shareholders entitled to vote at the meeting. The definitive proxy statement and other relevant documents will also be available, free of charge, from the Company by directing such request to Gouverneur Bancorp, Inc., Attention: Corporate Secretary, 42 Church Street, Gouverneur, New York 13642, telephone number (315) 287-2600. Shareholders are urged to read the proxy statement and other relevant material when they become available before making any voting decisions with respect to the transaction.

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         The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the transaction. Information about the Company and its directors and executive officers, and their ownership of the Company's common stock, is set forth in the proxy statement for the Company's Annual Meeting of Stockholders, which was filed with the SEC on January 10, 2008. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

Forward-Looking Statements

         This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management as well as the assumptions made using information currently available to management. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. These risks and uncertainties include, among others, the Company's ability to obtain regulatory and shareholder approval, an increase in costs for the split transaction, the effectiveness of the split transaction in reducing the number of record holders below 300, the Company's ability to complete the going private transaction in a timely manner or at all, and other factors that may be described in the Company's Schedule 13E-3 filed with the Securities and Exchange Commission, which is available at the Securities and Exchange Commission's Web site (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in the forward-looking statements.

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